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                                                                  EXHIBIT 23.2



               CONSENT OF COOPERS & LYBRAND, INDEPENDENT AUDITORS

We consent to the inclusion in this registration statement on Form S-3 of our report dated August 14, 1998 and October 1, 1998 on our audit of the financial statements of Hexagen plc. We also consent to the reference to our firm under the caption "Experts".




                                               COOPERS & LYBRAND


Cambridge, England

February 26, 1999